[UNION BANK LOGO]                                                  EXHIBIT 10.16

                                 PROMISSORY NOTE
                                    BASE RATE


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Borrower Name
         EVER-TEK COMPUTER CORPORATION
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Borrower Address                    Office     Loan Number

                                    40061      2723048307          0080-00-0-000
                                    --------------------------------------------
2604 TEMPLE HEIGHTS DRIVE           Maturity Date               Amount
OCEANSIDE, CA  92056                SEPTEMBER 15, 1999          $3,500,000.00
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Date  APRIL 20, 1999                                             $  3,500,000.00
      --------------                                             ---------------


FOR VALUE RECEIVED, on SEPTEMBER 15, 1999 the undersigned ("Debtor") promises to pay the order of UNION BANK of CALIFORNIA, N.A. ("Bank"), as indicated below, the principal sum of THREE MILLION FIVE HUNDRED THOUSAND AND NO/100 Dollars ($3,500,000.00), or so much thereof as is distributed, together with interest on the balance of such principal from time to time outstanding, at a per annum rate or rates and at the time set forth below.


1. INTEREST PAYMENTS. Debtors shall pay interest MONTHLY. Should interest not be paid when due, it shall become a part of the principal and thereafter bear interest as herein provided. All computations of interest under this Note shall be made on the basis of a year of 360 days, for actual days elapsed.


    a. BASE INTEREST RATE. At Debtor's option, amounts outstanding hereunder in minimum amounts of at least $ 100,000.00 shall bear interest at a rate, based on an index selected by Debtor, which is 2.750% per annum in excess of Bank's LIBOR Rate for the Interest Period selected by Debtor, acceptable to Bank.

    No Base Interest Rate may be changed, altered or otherwise modified until the expiration of the Interest Period selected by Debtor. The exercise of interest rate options by Debtor shall be as recorded in Bank's records, which records shall be prima facie evidence of the amount borrowed under either interest option and the interest rate; provided, however, that failure of Bank to make any such notation in its records shall not discharge Debtor from its obligations to repay in full with interest all amounts borrowed. In no event shall any Interest Period extend beyond the maturity date of this note.

    To exercise this option, Debtor may, from time to time with respect to principal outstanding on which a Base Interest Rate is not accruing, and on the expiration of any Interest Period which respect to principal outstanding on which a Base Interest Rate has been accruing, select an Index offered by Bank for a Base Interest Rate Loan and an Interest Period by telephoning an authorized lending officer of Bank located at the banking office identified below prior to 10:00 a.m., Pacific time, on any Business Day and advising that officer of the selected index, the Interest Period and the Origination Date selected (which Origination Date, for a Base Interest Rate Loan based on the LIBOR Rate, shall follow the date of such selection by no more than two (2) Business Days).

    Bank will mail a written confirmation of the terms of the selection to Debtor promptly after the selection is made. Failure to send such confirmation shall not affect Bank's rights to collect interest at the rate selected. If, on the date of the selection, the index selected is unavailable for any reason, the selection shall be void. Bank reserves the right to fund the principal from any source of funds notwithstanding any Base Interest Rate selected by Debtor.

    b. VARIABLE INTEREST RATE. All principal outstanding hereunder which is not bearing interest at a Base Interest Rate shall bear Interest at a rate per annum of 0.500 % in excess of the Reference Rate, which rate shall vary as and when the Reference Rate changes.

    At any time prior to the maturity of this note, subject to the provisions of paragraph 4. below, of this note, Debtor may borrow, repay and reborrow hereon so long as the total outstanding at any one time does not exceed the principal amount of this note. Debtor shall pay all amounts due under this note in lawful money of the United States at Bank's SAN DIEGO COMMERCIAL BANKING Office, or such other office as may be designated by Bank from time to time.

2. LATE PAYMENTS. If any payment required by the terms of this note shall remain unpaid ten days after same is due, at the option of Bank, Debtor shall pay a fee of $100 to Bank.

3. INTEREST RATE FOLLOWING DEFAULT. In the event of default, at the option of Bank, and, to the extent permitted by law, interest shall be payable on the outstanding principal under this Note at a per annum rate equal to FIVE AND NO/100 percent (5.00%) in excess of the interest rate specified in paragraph 1.b. above, calculated from the date of default until all amounts payable under this note are paid in full.

4.  PREPAYMENT.

a. Amounts outstanding under this note bearing interest at a rate based on the Reference Rate may be prepaid in whole or in part at any time, without penalty or premium. Debtor may prepay amounts outstanding under this note bearing interest at a Base Interest Rate in whole or in part provided Debtor has given Bank not less than five (5) Business Days prior written notice of Debtor's intention to make such prepayment and pays to Bank the liquidated Damages due as a result. Liquidated Damages shall also be paid, if Bank, for any other reason, including acceleration or foreclosure, receives all or any portion of principal bearing interest at a Base Interest Rate prior to its scheduled payment date. Liquidated Damages shall be an amount equal to the present value of the product of: (i) the difference (but not less than zero) between (a) the Base Interest Rate applicable to the principal amount which is being prepaid, and (b) the return which Bank could obtain if it used the amount of such prepayment of principal to purchase at bid price regularly quoted securities issued by the United States having a maturity date mostly closely coinciding with the relevant Base Rate Maturity Date and such securities were held by Bank until the relevant Base Rate Maturity Date ("Yield Rate"); (ii) a fraction, the numerator of which is the number of days in the period between the date of prepayment and the relevant Base Rate Maturity Date and the denominator of which is 360; and (iii) the amount of the principal so prepaid (except in the event that principal payments are required and have been made as scheduled under the terms of the Base Interest Rate Loan being prepaid, then an amount equal to the lesser of (A) the amount prepaid or (B) 50% of the sum of (1) the amount prepaid and (2) the amount of principal scheduled under the terms of the Base Interest Rate Loan being prepaid to its outstanding at the relevant Base Rate Maturity Date ). Present value under this note is determined by discounting the above product to present value using the Yield Rate as the annual discount factor.

b. In no event shall Bank be obligated to make any payment or refund to Debtor, nor shall Debtor be entitled to any setoff or other claim against Bank, should the return which Bank could obtain under this prepayment formula exceed the interest rate that Bank would have received if no prepayment had occurred. All prepayments shall include payment of accrued interest on the principal amount so prepaid and shall be applied to payment of Interest before application to principal. A determination by Bank as to the prepayment fee amount, if any, shall be conclusive.

c. Bank shall provide Debtor a statement of the amount payable on account of prepayment. Debtor acknowledges that (i) Bank establishes a Base Interest Rate upon the understanding that it apply to the Base Interest Rate Loan for the entire Interest Period, and (ii) any prepayment may result in Bank incurring additional costs, expenses or liabilities; and Debtor agrees to pay these liquidated damages as a reasonable estimate of the costs, expenses and liabilities of Bank association with such prepayment.

5. DEFAULT AND ACCELERATION OF TIME FOR PAYMENT. Default shall include, but not be limited to, any of the following: (a) the failure of Debtor to make any payment required under this note when due; (b) any breach, misrepresentation or other default by Debtor, any guarantor, co-maker, endorser, or any other person or entity other than Debtor providing security for this note (hereinafter individually and collectively referred to as the "Obligor") under any security agreement, guaranty or other agreement between Bank and any Obligor; (c) the insolvency of any Obligor or the failure of any Obligor generally to pay such Obligor's debts as such debts become due; (d) the commencement as to any Obligor of any voluntary or involuntary proceeding under any laws relating to bankruptcy, insolvency, reorganization, arrangement, debt adjustment or debtor relief; (e) the assignment by any Obligor for the benefit of such Obligor's creditors; (f) the appointment, or commencement of any proceeding for the appointment of a receiver, trustee, custodian or similar official for all or substantially all of any Obligor's property; (g) the commencement of any proceeding for the dissolution or liquidation of any Obligor; (h) the termination of existence or death of any Obligor; (i) the revocation of guaranty or subordination agreement given in connection with this note; (j) the failure of any Obligor to comply with any order, judgment, injunction, decree, writ or demand of any court or other public authority; (k) the filing or recording against any Obligor, or the property of any Obligor, of any notice of levy, notice to withhold, or other legal process for taxes other than property taxes;
(l) the default by any Obligor personally liable for amounts owed hereunder on any obligation concerning the borrowing of money; (m) the issuance against any Obligor, or the property of any Obligor, of any writ of attachment, execution, or other judicial lien; or (n) the deterioration of the financial condition of any Obligor which results in Bank deeming itself, in good faith, insecure. Upon the occurrence of any such default, Bank, in its discretion, may cease to advance funds hereunder and may declare all obligations under this note immediately due and payable; however, upon the occurrence of an event of default under d, e, f, or g, all principal and interest shall automatically become immediately due and payable.

6. ADDITIONAL AGREEMENT OF DEBTOR. If any amounts owing under this note are not paid when due, Debtor promises to pay all costs and expenses, including reasonable attorneys' fees, incurred by Bank in the collection or enforcement of this note. Debtor and any endorsers of this note, for the maximum period of time and the full extent permitted by law, (a) waive diligence, presentment, demand, notice of nonpayment, protest, notice of protest, and notice of every kind; (b) waive the right to assert the defense of any statute of limitations to any debt or obligation hereunder; and (c) consent to renewals and extensions of time for the payment of any amounts due under this note. If this note is signed by more than one party, the term "Debtor" includes each of the undersigned and any successors in interest thereof; all of whose liability shall be joint and several. Any married person who signs this note agrees that recourse may be had against the separate property of that person for any obligations hereunder. The receipt of any check or other item of payment by Bank, at its option, shall not be considered a payment on account until such check or other item of payment is honored when presented for payment at the drawee bank. Bank may delay the credit of such payment based upon Bank's schedule of funds availability, and interest under this note shall accrue until the funds are deemed collected. In any action brought under or arising out of this note, Debtor and any Obligor, including their successors and assigns, hereby consent to the jurisdiction of any competent court within the State of California, as provided in any alternative dispute resolution agreement executed between Debtor and Bank, and consent to service of process by any means authorized by said state's law. The term "Bank" includes, without limitation, any holder of this note. This note shall be construed in accordance with and governed by the laws of the State of California. This note hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Debtor and Bank.

7. DEFINITIONS. As used herein, the following terms shall have the meanings respectively set forth below: "BASE INTEREST RATE" means a rate of interest based on the LIBOR Rate. "BASE INTEREST RATE LOAN" means amounts outstanding under this note shall bear interest at a Base Interest Rate. "BASE RATE MATURITY DATE" means the last day of the Interest Period with respect to principal outstanding under a Base Interest Rate Loan. "BUSINESS DAY" means a day on which Bank is open for business for the funding of corporate loans, and, with respect to the rate of interest based on the LIBOR Rate, on which dealings in U.S. dollar deposits outside of the United States may be carried on by Bank. "Interest Period" means with respect to funds bearing interest at a rate based on the LIBOR Rate, any calendar period of one, three, six, nine or twelve months. In determining an Interest Period, a month means a period that starts on one Business Day in a month and ends on and includes the day preceding the numerically corresponding day in the next month. For any month in which there is no such numerically corresponding day, then as to that month, such day shall be deemed to be the last calendar day of such month. Any Interest Period which would otherwise end on a non-Business Day shall end on the next succeeding Business Day unless that is the first day of a month, in which event such Interest Period shall end on the next preceding Business Day. "LIBOR RATE" means a per annum rate of interest (rounded upward, if necessary, to the nearest 1/100 of 1%) at which dollar deposits, in immediately available funds and in lawful money of the United States would be offered to Bank, outside of the United States, for a term coinciding with the Interest Period selected by Debtor and for an amount equal to the amount of principal covered by Debtor's Interest rate selection, plus Bank's costs, including the cost, if any, of reserve requirements. "ORIGINATION DATE" means the first day of the Interest Period. "REFERENCE RATE" means the rate announced by Bank from time to time at its corporate headquarters as its Reference Rate. The Reference Rate is an index rate determined by Bank from time to time as a means of pricing certain extensions of credit and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by Bank at any given time.






EVER-TEK COMPUTER CORPORATION


By: /s/ Frank Segler
    -------------------------------          -----------------------------------
    FRANK SEGLER, PRESIDENT

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

        [Union Bank logo]

                               CONTINUING GUARANTY


1. OBLIGATIONS GUARANTEED. For consideration, the adequacy and sufficiency of which is acknowledged, the undersigned ("Guarantor") unconditionally guaranties and promises (a) to pay UNION BANK OF CALIFORNIA, N.A. ("Bank") on demand, in lawful United States money, all Obligations to Bank of EVER-TEK COMPUTER CORPORATION ("Borrower") and (b) to perform all undertakings of Borrower in connection with the Obligations, "Obligations" is used in its most comprehensive sense and includes any and all debts, liabilities, rental obligations, and other obligations and liabilities of every kind of Borrower to Bank, whether made, incurred or created previously, concurrently or in the future, whether voluntary or involuntary and however arising, whether incurred directly or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding ("insolvency Proceeding"), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorney's fees.

2. LIMITATION ON GUARANTOR'S LIABILITY. Although this Guaranty covers all Obligations, Guarantor's liability under this Guaranty for Borrower's Obligations shall not exceed at any one time the sum of the following (the "Guarantied Liability Amount"): (a) FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 ($4,500,000.00) for Obligations representing principal and/or rent ("Principal Amount"), (b) all interest, fees and costs, attorneys' fees, and expenses of Bank relating to or arising out of the enforcement of the Obligations and all indemnity liabilities of Guarantor under this Guaranty. The foregoing limitation applies only to Guarantor's liability under this particular Guaranty. Unless Bank otherwise agrees in writing, every other guaranty of any Obligations previously, concurrently, or hereafter given to Bank by Guarantor is independent of this Guaranty and of every other such guaranty. Without notice to Guarantor, Bank may permit the Obligations to exceed the Principal Amount and may apply or reapply any amounts received in respect of the Obligations from any source other than from Guarantor to that portion of the Obligations not included within the Guarantied Liability Amount.

3. CONTINUING NATURE/REVOCATION/REINSTATEMENT. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Bank receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Bank receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Bank has another defense to its performance. All of Bank's rights pursuant to this Guaranty continue with respect to amounts previously paid to Bank on account of any Obligations which are thereafter restored or returned by Bank, whether in an Insolvency Proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Bank; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revised, notwithstanding any surrender or cancellation of this Guaranty. Bank, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Bank elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in connection with such contest. No payment by Guarantor shall reduce the Guarantied Liability Amount hereunder unless, at or prior to the time of such payment, Bank receives Guarantor's written notice to that effect. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Bank's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

4. AUTHORIZATION. Guarantor authorizes Bank, without notice and without affecting Guarantor's liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Bank, at its sole discretion, may determine; and (e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

5. WAIVERS. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Bank to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshall assets or to pursue any other remedy in Bank's power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Bank has made Guarantor's obligations more burdensome or more burdensome than Borrower's obligations, and the use of any proceeds of the Obligations other than as intended or understood by Bank or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower;
(f) all rights to require Bank to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return:
(i) all rights of subrogation, contribution, indemnification or reimbursement,
(ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Bank may have or acquire and (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower. Guarantor understands that if Bank forecloses by trustee's sale on a deed of trust securing any of the Obligations, Guarantor would than have a defense preventing Bank from thereafter enforcing Guarantor's liability for the unpaid balance of the secured Obligations. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things: (1) Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(2) if Bank forecloses on any real property collateral pledged by Borrower: (A) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Bank may collect from Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or similar laws in other states.

6. GUARANTOR TO KEEP INFORMED. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Bank. Bank has no duty to provide any information to Guarantor until Bank receives Guarantor's written request for specific information in Bank's possession and Borrower has authorized Bank to disclose such information to Guarantor.

7. SUBORDINATION. All obligations of Borrower to Guarantor which presently or in the future may exist ("Guarantor's Claims") are hereby subordinated to the Obligations. At Bank's request, Guarantor's Claims will be enforced and performance thereon received by Guarantor only as a trustee for Bank, and Guarantor will promptly pay over to Bank all proceeds recovered for application to the Obligations without reducing or affecting Guarantor's liability under other provisions of this Guaranty.

8. SECURITY. To secure Guarantor's obligations under this Guaranty, other than for payment of Obligations which are subject to the disclosure requirements of the United States Truth in Lending Act, Guarantor grants Bank a security interest in all moneys, general and special deposits, instruments and other property of Guarantor at any time maintained with or held by Bank, and all proceeds of the foregoing.

9. AUTHORIZATION. Where Borrower is a corporation, partnership or other entity, Bank need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Bank grants or creates in reliance on the purported exercise of such powers or authority.

10. ASSIGNMENTS. Without notice to Guarantor, Bank may assign the Obligations and this Guaranty, in whole or in part, an may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Bank has or acquires concerning Guarantor, this Guaranty and any security for this Guaranty.

11. COUNSEL FEES AND COSTS. The prevailing party shall be entitled to attorney's fees (including a reasonable allocation for Bank's internal counsel) and all other costs and expenses which it may incur in connection with the enforcement or preservation of its rights under, or defense of, this Guaranty or in connection with any other dispute or proceeding relating to this Guaranty, whether or not incurred in any Insolvency Proceeding, arbitration, litigation or other proceeding.

12. MARRIED GUARANTORS. By executing this Guaranty, a Guarantor who is married agrees that recourse may be had against his or her separate and community property for all his or her obligations under this Guaranty.

13. MULTIPLE GUARANTORS/BORROWERS. When there is more than on Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words "Borrower" and "Guarantor", respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession, and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Borrower or Guarantor, as the case may be.

14. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Bank as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Bank. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

15. JOINT AND SEVERAL. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions maybe brought and prosecuted against any one of more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

16. NOTICE. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by Unites States mail, postage prepaid, and addressed to Bank or Guarantor at their respective addresses for notices indicated below. Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

17. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of California, and, except as provided in any alternative dispute resolution agreement executed between Guarantor and Bank, Guarantor submits to the non-exclusive jurisdiction of the state or federal courts in said state.

18. DISPUTE RESOLUTION. This Guaranty hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Guarantor and Bank.


Executed as of APRIL 20, 1999 . Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.

By: /s/ Frank Segler
    -------------------------------          -----------------------------------
    FRANK SEGLER

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UNION BANK OF CALIFORNIA, N.A.
BY: /s/ Maureen Sullivan
    -------------------------------
        MAUREEN SULLIVAN
TITLE: VICE PRESIDENT

Address for notices to Bank:                 Address for notices to Guarantor:
ATTN:                                        2604 TEMPLE HEIGHTS DRIVE
SAN DIEGO COMMERCIAL BANKING OFFICE          OCEANSIDE, CA  92056
530 B ST., 4TH FLOOR                         SOC. SEC. NO.:
SAN DIEGO, CA  92101

        [Union Bank logo]


                               CONTINUING GUARANTY


1. OBLIGATIONS GUARANTEED. For consideration, the adequacy and sufficiency of which is acknowledged, the undersigned ("Guarantor") unconditionally guaranties and promises (a) to pay UNION BANK OF CALIFORNIA, N.A. ("Bank") on demand, in lawful United States money, all Obligations to Bank of EVER-TEK COMPUTER CORPORATION ("Borrower") and (b) to perform all undertakings of Borrower in connection with the Obligations, "Obligations" is used in its most comprehensive sense and includes any and all debts, liabilities, rental obligations, and other obligations and liabilities of every kind of Borrower to Bank, whether made, incurred or created previously, concurrently or in the future, whether voluntary or involuntary and however arising, whether incurred directly or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding ("insolvency Proceeding"), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorney's fees.

2. LIMITATION ON GUARANTOR'S LIABILITY. Although this Guaranty covers all Obligations, Guarantor's liability under this Guaranty for Borrower's Obligations shall not exceed at any one time the sum of the following (the "Guarantied Liability Amount"): (a) FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 ($4,500,000.00) for Obligations representing principal and/or rent ("Principal Amount"), (b) all interest, fees and costs, attorneys' fees, and expenses of Bank relating to or arising out of the enforcement of the Obligations and all indemnity liabilities of Guarantor under this Guaranty. The foregoing limitation applies only to Guarantor's liability under this particular Guaranty. Unless Bank otherwise agrees in writing, every other guaranty of any Obligations previously, concurrently, or hereafter given to Bank by Guarantor is independent of this Guaranty and of every other such guaranty. Without notice to Guarantor, Bank may permit the Obligations to exceed the Principal Amount and may apply or reapply any amounts received in respect of the Obligations from any source other than from Guarantor to that portion of the Obligations not included within the Guarantied Liability Amount.

3. CONTINUING NATURE/REVOCATION/REINSTATEMENT. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Bank receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Bank receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Bank has another defense to its performance. All of Bank's rights pursuant to this Guaranty continue with respect to amounts previously paid to Bank on account of any Obligations which are thereafter restored or returned by Bank, whether in an Insolvency Proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Bank; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revised, notwithstanding any surrender or cancellation of this Guaranty. Bank, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Bank elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in connection with such contest. No payment by Guarantor shall reduce the Guarantied Liability Amount hereunder unless, at or prior to the time of such payment, Bank receives Guarantor's written notice to that effect. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Bank's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

4. AUTHORIZATION. Guarantor authorizes Bank, without notice and without affecting Guarantor's liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Bank, at its sole discretion, may determine; and (e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

5. WAIVERS. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Bank to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshall assets or to pursue any other remedy in Bank's power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Bank has made Guarantor's obligations more burdensome or more burdensome than Borrower's obligations, and the use of any proceeds of the Obligations other than as intended or understood by Bank or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower;
(f) all rights to require Bank to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return:
(i) all rights of subrogation, contribution, indemnification or reimbursement,
(ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Bank may have or acquire and (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower. Guarantor understands that if Bank forecloses by trustee's sale on a deed of trust securing any of the Obligations, Guarantor would than have a defense preventing Bank from thereafter enforcing Guarantor's liability for the unpaid balance of the secured Obligations. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things: (1) Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(2) if Bank forecloses on any real property collateral pledged by Borrower: (A) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Bank may collect from Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or similar laws in other states.

6. GUARANTOR TO KEEP INFORMED. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Bank. Bank has no duty to provide any information to Guarantor until Bank receives Guarantor's written request for specific information in Bank's possession and Borrower has authorized Bank to disclose such information to Guarantor.

7. SUBORDINATION. All obligations of Borrower to Guarantor which presently or in the future may exist ("Guarantor's Claims") are hereby subordinated to the Obligations. At Bank's request, Guarantor's Claims will be enforced and performance thereon received by Guarantor only as a trustee for Bank, and Guarantor will promptly pay over to Bank all proceeds recovered for application to the Obligations without reducing or affecting Guarantor's liability under other provisions of this Guaranty.

8. SECURITY. To secure Guarantor's obligations under this Guaranty, other than for payment of Obligations which are subject to the disclosure requirements of the United States Truth in Lending Act, Guarantor grants Bank a security interest in all moneys, general and special deposits, instruments and other property of Guarantor at any time maintained with or held by Bank, and all proceeds of the foregoing.

9. AUTHORIZATION. Where Borrower is a corporation, partnership or other entity, Bank need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Bank grants or creates in reliance on the purported exercise of such powers or authority.

10. ASSIGNMENTS. Without notice to Guarantor, Bank may assign the Obligations and this Guaranty, in whole or in part, an may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Bank has or acquires concerning Guarantor, this Guaranty and any security for this Guaranty.

11. COUNSEL FEES AND COSTS. The prevailing party shall be entitled to attorney's fees (including a reasonable allocation for Bank's internal counsel) and all other costs and expenses which it may incur in connection with the enforcement or preservation of its rights under, or defense of, this Guaranty or in connection with any other dispute or proceeding relating to this Guaranty, whether or not incurred in any Insolvency Proceeding, arbitration, litigation or other proceeding.

12. MARRIED GUARANTORS. By executing this Guaranty, a Guarantor who is married agrees that recourse may be had against his or her separate and community property for all his or her obligations under this Guaranty.

13. MULTIPLE GUARANTORS/BORROWERS. When there is more than on Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words "Borrower" and "Guarantor", respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession, and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Borrower or Guarantor, as the case may be.

14. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Bank as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Bank. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

15. JOINT AND SEVERAL. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions maybe brought and prosecuted against any one of more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

16. NOTICE. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by Unites States mail, postage prepaid, and addressed to Bank or Guarantor at their respective addresses for notices indicated below. Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

17. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of California, and, except as provided in any alternative dispute resolution agreement executed between Guarantor and Bank, Guarantor submits to the non-exclusive jurisdiction of the state or federal courts in said state.

18. DISPUTE RESOLUTION. This Guaranty hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Guarantor and Bank.



Executed as of APRIL 20, 1999 . Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.



FRANK SEGLER, TRUSTEE OF THE SEGLER
FAMILY TRUST

By: /s/ Frank Segler
    -------------------------------          -----------------------------------
    FRANK SEGLER,      TRUSTEE

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------



UNION BANK OF CALIFORNIA, N.A.

BY: /s/ Maureen Sullivan
    -------------------------------
    MAUREEN SULLIVAN

TITLE: VICE PRESIDENT
       ----------------------------

Address for notices to Bank:                 Address for notices to Guarantor:
ATTN:                                        2459 OCEAN STREET #A
SAN DIEGO COMMERCIAL BANKING OFFICE          CARLSBAD, CA  92008
530 B ST., 4TH FLOOR                         TAX ID:  ###-##-####
SAN DIEGO, CA  92101

        [Union Bank logo]


                               CONTINUING GUARANTY


1. OBLIGATIONS GUARANTEED. For consideration, the adequacy and sufficiency of which is acknowledged, the undersigned ("Guarantor") unconditionally guaranties and promises (a) to pay UNION BANK OF CALIFORNIA, N.A. ("Bank") on demand, in lawful United States money, all Obligations to Bank of EVER-TEK COMPUTER CORPORATION ("Borrower") and (b) to perform all undertakings of Borrower in connection with the Obligations, "Obligations" is used in its most comprehensive sense and includes any and all debts, liabilities, rental obligations, and other obligations and liabilities of every kind of Borrower to Bank, whether made, incurred or created previously, concurrently or in the future, whether voluntary or involuntary and however arising, whether incurred directly or acquired by Bank by assignment or succession, whether due or not due, absolute or contingent, liquidated or unliquidated, legal or equitable, whether Borrower is liable individually or jointly or with others, whether incurred before, during or after any bankruptcy, reorganization, insolvency, receivership or similar proceeding ("insolvency Proceeding"), and whether recovery thereof is or becomes barred by a statute of limitations or is or becomes otherwise unenforceable, together with all expenses of, for and incidental to collection, including reasonable attorney's fees.

2. LIMITATION ON GUARANTOR'S LIABILITY. Although this Guaranty covers all Obligations, Guarantor's liability under this Guaranty for Borrower's Obligations shall not exceed at any one time the sum of the following (the "Guarantied Liability Amount"): (a) FOUR MILLION FIVE HUNDRED THOUSAND AND NO/100 ($4,500,000.00) for Obligations representing principal and/or rent ("Principal Amount"), (b) all interest, fees and costs, attorneys' fees, and expenses of Bank relating to or arising out of the enforcement of the Obligations and all indemnity liabilities of Guarantor under this Guaranty. The foregoing limitation applies only to Guarantor's liability under this particular Guaranty. Unless Bank otherwise agrees in writing, every other guaranty of any Obligations previously, concurrently, or hereafter given to Bank by Guarantor is independent of this Guaranty and of every other such guaranty. Without notice to Guarantor, Bank may permit the Obligations to exceed the Principal Amount and may apply or reapply any amounts received in respect of the Obligations from any source other than from Guarantor to that portion of the Obligations not included within the Guarantied Liability Amount.

3. CONTINUING NATURE/REVOCATION/REINSTATEMENT. This Guaranty is in addition to any other guaranties of the Obligations, is continuing and covers all Obligations, including those arising under successive transactions which continue or increase the Obligations from time to time, renew all or part of the Obligations after they have been satisfied, or create new Obligations. Revocation by one or more signers of this Guaranty or any other guarantors of the Obligations shall not (a) affect the obligations under this Guaranty of a non-revoking Guarantor, (b) apply to Obligations outstanding when Bank receives written notice of revocation, or to any extensions, renewals, readvances, modifications, amendments or replacements of such Obligations, or (c) apply to Obligations, arising after Bank receives such notice of revocation, which are created pursuant to a commitment existing at the time of the revocation, whether or not there exists an unsatisfied condition to such commitment or Bank has another defense to its performance. All of Bank's rights pursuant to this Guaranty continue with respect to amounts previously paid to Bank on account of any Obligations which are thereafter restored or returned by Bank, whether in an Insolvency Proceeding of Borrower or for any other reason, all as though such amounts had not been paid to Bank; and Guarantor's liability under this Guaranty (and all its terms and provisions) shall be reinstated and revised, notwithstanding any surrender or cancellation of this Guaranty. Bank, at its sole discretion, may determine whether any amount paid to it must be restored or returned; provided, however, that if Bank elects to contest any claim for return or restoration, Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Bank in connection with such contest. No payment by Guarantor shall reduce the Guarantied Liability Amount hereunder unless, at or prior to the time of such payment, Bank receives Guarantor's written notice to that effect. If any Insolvency Proceeding is commenced by or against Borrower or Guarantor, at Bank's election, Guarantor's obligations under this Guaranty shall immediately and without notice or demand become due and payable, whether or not then otherwise due and payable.

4. AUTHORIZATION. Guarantor authorizes Bank, without notice and without affecting Guarantor's liability under this Guaranty, from time to time, whether before or after any revocation of this Guaranty, to (a) renew, compromise, extend, accelerate, release, subordinate, waive, amend and restate, or otherwise amend or change, the interest rate, time or place for payment or any other terms of all or any part of the Obligations; (b) accept delinquent or partial payments on the Obligations; (c) take or not take security or other credit support for this Guaranty or for all or any part of the Obligations, and exchange, enforce, waive, release, subordinate, fail to enforce or perfect, sell, or otherwise dispose of any such security or credit support; (d) apply proceeds of any such security or credit support and direct the order or manner of its sale or enforcement as Bank, at its sole discretion, may determine; and (e) release or substitute Borrower or any guarantor or other person or entity liable on the Obligations.

5. WAIVERS. To the maximum extent permitted by law, Guarantor waives (a) all rights to require Bank to proceed against Borrower, or any other guarantor, or proceed against, enforce or exhaust any security for the Obligations or to marshall assets or to pursue any other remedy in Bank's power whatsoever; (b) all defenses arising by reason of any disability or other defense of Borrower, the cessation for any reason of the liability of Borrower, any defense that any other indemnity, guaranty or security was to be obtained, any claim that Bank has made Guarantor's obligations more burdensome or more burdensome than Borrower's obligations, and the use of any proceeds of the Obligations other than as intended or understood by Bank or Guarantor; (c) all presentments, demands for performance, notices of nonperformance, protests notices of protest, notices of dishonor, notices of acceptance of this Guaranty and of the existence or creation of new or additional Obligations, and all other notices or demands to which Guarantor might otherwise be entitled; (d) all conditions precedent to the effectiveness of this Guaranty; (e) all rights to file a claim in connection with the Obligations in an Insolvency Proceeding filed by or against Borrower;
(f) all rights to require Bank to enforce any of its remedies; and (g) until the Obligations are satisfied or fully paid with such payment not subject to return:
(i) all rights of subrogation, contribution, indemnification or reimbursement,
(ii) all rights of recourse to any assets or property of Borrower, or to any collateral or credit support for the Obligations, (iii) all rights to participate in or benefit from any security or credit support Bank may have or acquire and (iv) all rights, remedies and defenses Guarantor may have or acquire against Borrower. Guarantor understands that if Bank forecloses by trustee's sale on a deed of trust securing any of the Obligations, Guarantor would than have a defense preventing Bank from thereafter enforcing Guarantor's liability for the unpaid balance of the secured Obligations. This defense arises because the trustee's sale would eliminate Guarantor's right of subrogation, and therefore Guarantor would be unable to obtain reimbursement from Borrower. Guarantor specifically waives this defense and all rights and defenses that Guarantor may have because the Obligations are secured by real property. This means, among other things: (1) Bank may collect from Guarantor without first foreclosing on any real or personal property collateral pledged by Borrower; and
(2) if Bank forecloses on any real property collateral pledged by Borrower: (A) the amount of the Obligations may be reduced only by the price for which the collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (B) Bank may collect from Guarantor even if Bank, by foreclosing on the real property collateral, has destroyed any right Guarantor may have to collect from Borrower. This is an unconditional and irrevocable waiver of any rights and defenses Guarantor may have because the Obligations are secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b, 580d or 726 of the California Code of Civil Procedure or similar laws in other states.

6. GUARANTOR TO KEEP INFORMED. Guarantor warrants having established with Borrower adequate means of obtaining, on an ongoing basis, such information as Guarantor may require concerning all matters bearing on the risk of nonpayment or nonperformance of the Obligations. Guarantor assumes sole, continuing responsibility for obtaining such information from sources other than from Bank. Bank has no duty to provide any information to Guarantor until Bank receives Guarantor's written request for specific information in Bank's possession and Borrower has authorized Bank to disclose such information to Guarantor.

7. SUBORDINATION. All obligations of Borrower to Guarantor which presently or in the future may exist ("Guarantor's Claims") are hereby subordinated to the Obligations. At Bank's request, Guarantor's Claims will be enforced and performance thereon received by Guarantor only as a trustee for Bank, and Guarantor will promptly pay over to Bank all proceeds recovered for application to the Obligations without reducing or affecting Guarantor's liability under other provisions of this Guaranty.

8. SECURITY. To secure Guarantor's obligations under this Guaranty, other than for payment of Obligations which are subject to the disclosure requirements of the United States Truth in Lending Act, Guarantor grants Bank a security interest in all moneys, general and special deposits, instruments and other property of Guarantor at any time maintained with or held by Bank, and all proceeds of the foregoing.

9. AUTHORIZATION. Where Borrower is a corporation, partnership or other entity, Bank need not inquire into or verify the powers of Borrower or authority of those acting or purporting to act on behalf of Borrower, and this Guaranty shall be enforceable with respect to any Obligations Bank grants or creates in reliance on the purported exercise of such powers or authority.

10. ASSIGNMENTS. Without notice to Guarantor, Bank may assign the Obligations and this Guaranty, in whole or in part, an may disclose to any prospective or actual purchaser of all or part of the Obligations any and all information Bank has or acquires concerning Guarantor, this Guaranty and any security for this Guaranty.

11. COUNSEL FEES AND COSTS. The prevailing party shall be entitled to attorney's fees (including a reasonable allocation for Bank's internal counsel) and all other costs and expenses which it may incur in connection with the enforcement or preservation of its rights under, or defense of, this Guaranty or in connection with any other dispute or proceeding relating to this Guaranty, whether or not incurred in any Insolvency Proceeding, arbitration, litigation or other proceeding.

12. MARRIED GUARANTORS. By executing this Guaranty, a Guarantor who is married agrees that recourse may be had against his or her separate and community property for all his or her obligations under this Guaranty.

13. MULTIPLE GUARANTORS/BORROWERS. When there is more than on Borrower named herein or when this Guaranty is executed by more than one Guarantor, then the words "Borrower" and "Guarantor", respectively, shall mean all and any one or more of them, and their respective successors and assigns, including debtors-in-possession, and bankruptcy trustees; words used herein in the singular shall be considered to have been used in the plural where the context and construction so requires in order to refer to more than one Borrower or Guarantor, as the case may be.

14. INTEGRATION/SEVERABILITY/AMENDMENTS. This Guaranty is intended by Guarantor and Bank as the complete, final expression of their agreement concerning its subject matter. It supersedes all prior understandings or agreements with respect thereto and may be changed only by a writing signed by Guarantor and Bank. No course of dealing, or parole or extrinsic evidence shall be used to modify or supplement the express terms of this Guaranty. If any provision of this Guaranty is found to be illegal, invalid or unenforceable, such provision shall be enforced to the maximum extent permitted, but if fully unenforceable, such provision shall be severable, and this Guaranty shall be construed as if such provision had never been a part of this Guaranty, and the remaining provisions shall continue in full force and effect.

15. JOINT AND SEVERAL. If more than one Guarantor signs this Guaranty, the obligations of each under this Guaranty are joint and several, and independent of the Obligations and of the obligations of any other person or entity. A separate action or actions maybe brought and prosecuted against any one of more guarantors, whether action is brought against Borrower or other guarantors of the Obligations, and whether Borrower or others are joined in any such action.

16. NOTICE. Any notice, including notice of revocation, given by any party under this Guaranty shall be effective only upon its receipt by the other party and only if (a) given in writing and (b) personally delivered or sent by Unites States mail, postage prepaid, and addressed to Bank or Guarantor at their respective addresses for notices indicated below. Guarantor and Bank may change the place to which notices, requests, and other communications are to be sent to them by giving written notice of such change to the other.

17. GOVERNING LAW. This Guaranty shall be governed by and construed according to the laws of California, and, except as provided in any alternative dispute resolution agreement executed between Guarantor and Bank, Guarantor submits to the non-exclusive jurisdiction of the state or federal courts in said state.

18. DISPUTE RESOLUTION. This Guaranty hereby incorporates any alternative dispute resolution agreement previously, concurrently or hereafter executed between Guarantor and Bank.


Executed as of APRIL 20, 1999 . Guarantor acknowledges having received a copy of this Guaranty and having made each waiver contained in this Guaranty with full knowledge of its consequences.



COMPUTER GEEKS DISCOUNT OUTLET, INC.

By: /s/ Scott Kusel
    -------------------------------
    SCOTT E. KUSEL, PRESIDENT

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------

-----------------------------------          -----------------------------------


UNION BANK OF CALIFORNIA, N.A.
BY: /s/ Maureen Sullivan
    -------------------------------
    MAUREEN SULLIVAN

TITLE:  VICE PRESIDENT
      -----------------------------


Address for notices to Bank:                 Address for notices to Guarantor:
ATTN:                                        2370 OAK RIDGE WAY
SAN DIEGO COMMERCIAL BANKING OFFICE          VISTA, CA  92083
530 B ST., 4TH FLOOR                         TAX ID:
SAN DIEGO, CA  92101

                            AUTHORIZATION TO DISBURSE


--------------------------------------------------------------------------------
Borrower Name
                 EVER-TEK COMPUTER CORPORATION
--------------------------------------------------------------------------------
Borrower Address                       Office     Loan Number

                                       40061      2723048307       0080-00-0-000
                                       -----------------------------------------
2604 TEMPLE HEIGHTS DRIVE              Maturity Date             Amount
OCEANSIDE, CA  92056                   SEPTEMBER 15, 1999        $3,500,000.00
--------------------------------------------------------------------------------

Union Bank of California, N.A. ("Bank") is hereby authorized and instructed to disburse the proceeds of that certain promissory note ("Note") evidencing the obligation referred to above in the following manner:

DEPOSIT THE PROCEEDS OF MY/OUR REVOLVING NOTE INTO MY/OUR ACCOUNT #40000146655 FROM TIME TO TIME AND IN SUCH AMOUNTS AS MAY BE REQUESTED VERBALLY OR IN WRITING. CHANGE IN TERMS OF OBLG #0080-00-0-000 MATURING 9-15-99 $ 3,500,000.00





--------------------------------------------------------------------------------

Fees itemized below are payable as follows (check one):
[ ] Charge account # _________________       [ ] Check enclosed


--------------------------------------------------------------------------------
                              TERMS AND CONDITIONS
--------------------------------------------------------------------------------


1. Bank is authorized to charge account number 4000146655 in the name(s) of EVER-TEK COMPUTER CORPORATION for payments of interest (or principal/interest) when due in connection with the Note and all renewals or extensions thereof.

2. Bank shall disburse proceeds in the amounts stated above in accordance with the foregoing authorization or when Bank receives verbal or written authorization to do so from Borrower(s) or any one of the Borrowers, if there are joint Borrows, but not later than the final date for availability provided in the loan documents. Bank, at its discretion, may elect to extend this date without notice to or acknowledgment by the Borrower(s). This Authorization and the Note will remain in full force and effect until the obligations in connection with the Note have been fulfilled.

3. Unless dated by Bank prior to execution, the Note shall be dated by Bank as of the date on which Bank disburses proceeds.

4. Notwithstanding anything to the contrary herein, Bank reserves the right to decline to advance the proceeds of the Note if there is a filing as to the Borrower(s), or any of them of a voluntary or involuntary petition under the provisions of the Federal Bankruptcy Act or any other insolvency law; the issuance of any attachment, garnishment, execution or levy of any asset of the Borrower(s), or any endorser or guarantor which resulted in Bank deeming itself, in good faith insecure.

5. The Borrower(s) authorize Bank to release information concerning the Borrower(s) financial condition to suppliers, other creditors, credit bureaus and other credit reporters; and also authorize Bank to obtain such information from any third party at any time.

The Borrower(s) by their execution of this Authorization accept the foregoing terms, conditions and instructions.


Executed on    4-21-99

EVER-TEK COMPUTER CORPORATION


By: /s/ Frank Segler
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    FRANK SEGLER, PRESIDENT

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